Supplemental Information

MREIC

September 30, 2015

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION

3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

Page

Consolidated Balance Sheets	3

Consolidated Statements of Income	4

NOI, EBITDA, FFO, Core FFO and AFFO Reconciliations	5

Financial Highlights	6

Same Property Statistics	7

Consolidated Statements of Cash Flows	8

Capital Structure and Leverage Ratios	9

Debt Maturity	11

Property Table by Tenant	12

Property Table by State	13

Lease Expirations	14

Recent Acquisitions	15

Property Table	16

Definitions	18

Press Release Dated December 9, 2015	19

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income (NOI), Same Property NOI, Same Property cash NOI and EBITDA which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 18 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-K.

2

Consolidated Balance Sheets
	September 30,	September 30,
ASSETS	2015	2014

Real Estate Investments:
Land	$134,160,315	$109,858,989
Buildings and Improvements	807,619,001	634,068,423
Total Real Estate Investments	941,779,316	743,927,412
Accumulated Depreciation	(124,978,211)	(107,004,184)
Net Real Estate Investments	816,801,105	636,923,228

Cash and Cash Equivalents	12,073,909	20,474,661
Securities Available for Sale at Fair Value	54,541,237	59,311,403
Tenant and Other Receivables	783,052	1,312,975
Deferred Rent Receivable	5,205,295	3,759,031
Prepaid Expenses	3,931,616	2,764,795
Financing Costs, net of Accumulated Amortization of
$3,247,014 and $3,710,149, respectively	5,987,911	4,356,264
Capitalized Lease Costs, net of Accumulated Amortization of
$2,534,521 and $1,886,457, respectively	3,407,432	2,741,414
Intangible Assets, net of Accumulated Amortization of
$11,153,855 and $9,740,983, respectively	6,115,134	6,490,881
Other Assets	7,145,251	5,622,048
TOTAL ASSETS	$915,991,942	$743,756,700

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Mortgage Notes Payable	$373,991,174	$287,796,006
Loans Payable	85,041,386	25,200,000
Accounts Payable and Accrued Expenses	3,113,274	4,930,041
Other Liabilities	7,835,468	5,199,571
Total Liabilities	469,981,302	323,125,618

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A – 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,139,750 Shares
Authorized, Issued and Outstanding as of September 30, 2015	53,493,750	53,493,750
and 2014
Series B – 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,300,000 Shares Authorized,
Issued and Outstanding as of September 30, 2015	57,500,000	57,500,000
and 2014
Common Stock – $0.01 Par Value Per Share: 200,000,000 Shares
Authorized as of September 30, 2015 and 2014;
62,123,454 and 57,008,754 Shares Issued and Outstanding as of
September 30, 2015 and 2014, respectively	621,235	570,088
Excess Stock – $0.01 Par Value Per Share: 200,000,000 Shares
Authorized as of September 30, 2015 and 2014;
No Shares Issued or Outstanding as of September 30, 2015 and
2014	-0-	-0-
Additional Paid-In Capital	339,837,258	308,945,888
Accumulated Other Comprehensive (Loss) Income	(5,441,603)	121,356
Undistributed Income	-0-	-0-
Total Shareholders' Equity	446,010,640	420,631,082
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$915,991,942	$743,756,700

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 21

3

Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	9/30/15	9/30/14	9/30/15	9/30/14
INCOME:
Rental Revenue	$18,167,515	$14,472,676	$67,059,385	$55,512,165
Reimbursement Revenue	2,399,574	2,453,335	10,716,112	9,160,176
Lease Termination Income	-0-	-0-	238,625	1,182,890
TOTAL INCOME	20,567,089	16,926,011	78,014,122	65,855,231

EXPENSES:
Real Estate Taxes	1,792,836	1,979,430	8,362,135	7,605,611
Operating Expenses	1,042,746	997,369	4,127,884	3,711,868
General & Administrative Expenses	1,891,115	1,755,926	6,305,928	5,709,937
Acquisition Costs	242,699	19,016	1,546,088	481,880
Depreciation	5,336,059	4,129,298	19,705,320	15,908,769
Amortization of Capitalized Lease Costs and Intangible Assets	569,625	464,789	2,067,408	1,810,812
TOTAL EXPENSES	10,875,080	9,345,828	42,114,763	35,228,877

OTHER INCOME (EXPENSE):
Interest and Dividend Income	852,684	1,005,111	3,723,867	3,882,597
Gain on Sale of Securities Transactions, net	428,426	683,521	805,513	2,166,766
Interest Expense	(5,128,971)	(3,874,061)	(18,558,150)	(16,104,678)
Amortization of Financing Costs	(677,765)	(190,448)	(1,286,016)	(725,745)
TOTAL OTHER INCOME (EXPENSE)	(4,525,626)	(2,375,877)	(15,314,786)	(10,781,060)

INCOME FROM CONTINUING OPERATIONS	5,166,383	5,204,306	20,584,573	19,845,294

Gain on Sale of Real Estate Investment	5,021,242	-0-	5,021,242	-0-

NET INCOME	10,187,625	5,204,306	25,605,815	19,845,294

Less: Preferred Dividends	2,151,758	2,151,758	8,607,032	8,607,032

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$8,035,867	$3,052,548	$16,998,783	$11,238,262

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 21

4

NOI, EBITDA, FFO, Core FFO and AFFO Reconciliations
(unaudited)
	Three Months Ended		Twelve Months Ended
	9/30/15	9/30/14	9/30/15	9/30/14
Revenues
Rental Revenue	$18,167,515	$14,472,676	$67,059,385	$55,512,165
Reimbursement Revenue	2,399,574	2,453,335	10,716,112	9,160,176
Total Rental and Reimbursement Revenue	20,567,089	16,926,011	77,775,497	64,672,341

Expenses
Real Estate Taxes	1,792,836	1,979,430	8,362,135	7,605,611
Operating Expenses	1,042,746	997,369	4,127,884	3,711,868
Total Expenses	2,835,582	2,976,799	12,490,019	11,317,479

Net Operating Income – NOI	17,731,507	13,949,212	65,285,478	53,354,862

Lease Termination Income	-0-	-0-	238,625	1,182,890
Interest and Dividend Income	852,684	1,005,111	3,723,867	3,882,597
Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	10,650	59,750	42,600
General & Administrative Expenses	(1,891,115)	(1,755,926)	(6,305,928)	(5,709,937)

EBITDA	16,718,568	13,209,047	63,001,792	52,753,012

Interest Expense	(5,128,971)	(3,874,061)	(18,558,150)	(16,104,678)
Gain on Sale of Securities Transactions, net	428,426	683,521	805,513	2,166,766
Acquisition Costs	(242,699)	(19,016)	(1,546,088)	(481,880)
Preferred Dividend	(2,151,758)	(2,151,758)	(8,607,032)	(8,607,032)
Depreciation of Corporate Office Tenant Improvements	(8,163)	-0-	(79,572)	-0-
Amortization of Financing Costs	(677,765)	(190,448)	(1,286,016)	(725,745)

Funds From Operations - FFO	8,937,638	7,657,285	33,730,447	29,000,443

Depreciation (excluding corporate office)	(5,327,896)	(4,129,298)	(19,625,748)	(15,908,769)
Gain on Sale of Real Estate Investment	5,021,242	-0-	5,021,242	-0-
Amortization of Capitalized Lease Costs and Intangible Assets	(595,117)	(475,439)	(2,127,158)	(1,853,412)

Net Income Attributable to Common Shareholders	8,035,867	3,052,548	16,998,783	11,238,262

Funds From Operations - FFO	8,937,638	7,657,285	33,730,447	29,000,443

Acquisition Costs	242,699	19,016	1,546,088	481,880

Core Funds From Operations - Core FFO	9,180,337	7,676,301	35,276,535	29,482,323

Lease Termination Income	-0-	-0-	(238,625)	(1,182,890)
Gain on Sale of Securities Transactions, net	(428,426)	(683,521)	(805,513)	(2,166,766)
Stock Compensation Expense	165,317	90,232	448,895	347,002
Depreciation of Corporate Office Tenant Improvements	8,163	-0-	79,572	-0-
Amortization of Financing Costs	677,765	190,448	1,286,016	725,745
U.S. GAAP Straight-line Rent Adjustment	(282,133)	(291,413)	(1,446,264)	(600,745)
Recurring Capital Expenditures	(161,790)	(249,993)	(623,658)	(760,959)

Adjusted Funds From Operations - AFFO	9,159,233	6,732,054	33,976,958	25,843,710

EBITDA	16,718,568	13,209,047	63,001,792	52,753,012

Lease Termination Income	-0-	-0-	(238,625)	(1,182,890)
Interest Expense	(5,128,971)	(3,874,061)	(18,558,150)	(16,104,678)
Preferred Dividend	(2,151,758)	(2,151,758)	(8,607,032)	(8,607,032)
Stock Compensation Expense	165,317	90,232	448,895	347,002
U.S. GAAP Straight-line Rent Adjustment	(282,133)	(291,413)	(1,446,264)	(600,745)
Recurring Capital Expenditures	(161,790)	(249,993)	(623,658)	(760,959)

Adjusted Funds From Operations - AFFO	$9,159,233	$6,732,054	$33,976,958	$25,843,710

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 21

5

Financial Highlights
(unaudited)
	Three Months Ended		Twelve Months Ended
	9/30/15	9/30/14	9/30/15	9/30/14

Weighted Average Common Shares Outstanding
Basic	60,434,609	56,619,694	59,085,888	49,829,924
Diluted	60,514,018	56,754,281	59,201,296	49,925,036

Net Operating Income - NOI	$17,731,507	$13,949,212	$65,285,478	$53,354,862

Basic	$0.29	$0.25	$1.10	$1.07
Diluted	0.29	0.25	1.10	1.07

Net Income Attributable to Common Shareholders	$8,035,867	$3,052,548	$16,998,783	$11,238,262

Basic	$0.13	$0.05	$0.29	$0.23
Diluted	0.13	0.05	0.29	0.23

Funds From Operations - FFO	$8,937,638	$7,657,285	$33,730,447	$29,000,443

Basic	$0.15	$0.14	$0.57	$0.58
Diluted	0.15	0.13	0.57	0.58

Core Funds From Operations - Core FFO	$9,180,337	$7,676,301	$35,276,535	$29,482,323

Basic	$0.15	$0.14	$0.60	$0.59
Diluted	0.15	0.14	0.60	0.59

Core FFO Excluding Gains on Securities Transactions and Excluding Lease Termination Income, net	$8,751,911	$6,992,780	$34,232,397	$26,132,667

Basic	$0.14	$0.12	$0.58	$0.52
Diluted	0.14	0.12	0.58	0.52

Core FFO Including Gain Over Historic Cost (Undepreciated) on Sale of Real Estate Investment (1)
	$12,470,286	$7,676,301	$38,566,484	$29,482,323

Basic	$0.21	$0.14	$0.65	$0.59
Diluted	0.21	0.14	0.65	0.59

Adjusted Funds From Operations - AFFO	$9,159,233	$6,732,054	$33,976,958	$25,843,710

Basic	$0.15	$0.12	$0.58	$0.52
Diluted	0.15	0.12	0.57	0.52

Dividends Declared per Common Share	$0.15	$0.15	$0.60	$0.60

1.	On September 18, 2015, the Company sold its 160,000 square foot industrial building located in Monroe, NC for $9,000,000 with net sale proceeds to the Company of $8,846,686. Prior to the sale, the historic cost basis was $5,556,737 and the net book value (net of accumulated depreciation) was $3,825,443. Under U.S. GAAP, the sale resulted in a realized gain of $5,021,242, representing a 131% gain over the depreciated U.S. GAAP basis and a realized gain on historic cost of $3,289,949, representing a 59% gain over the Company’s historic cost basis.

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 21

6

Same Property Statistics

	Three Months Ended
	9/30/2015						9/30/2014			Change	Change %

Total Square Feet / Total Properties	13,918,963	/	91				11,206,598	/	82	2,712,365	24.2%

Occupancy Percentage at Quarter End	97.7%						95.9%			180 bps	1.9%

Same Property Square Feet / Number of Same Properties				9,696,996	/	73

Same Property Occupancy Percentage at Quarter End	96.7%						95.3%			140 bps	1.5%

Same Property Net Operating Income (NOI)	$ 12,128,810						$ 11,768,215			$ 360,595	3.1%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(21,862)						(171,648)			149,786

Same Property Cash NOI	$ 12,106,948						$ 11,596,567			$ 510,381	4.4%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

For the three months ended September 30, 2015, Same Property NOI and Number of Same Properties excludes $3,491,869 of NOI from eleven properties acquired subsequent to July 1, 2014, $67,003 of NOI from one property sold subsequent to July 1, 2014 and $2,043,825 of NOI from seven properties that have been expanded subsequent to July 1, 2014.

For the three months ended September 30, 2014, Same Property NOI and Number of Same Properties excludes $444,420 of NOI from one property acquired subsequent to July 1, 2014, NOI of $59,250 from one property sold subsequent to July 1, 2014 and $1,677,327 of NOI from seven properties that have been expanded subsequent to July 1, 2014.

Same Property Statistics

	Twelve Months Ended
	9/30/2015						9/30/2014			Change	Change %

Total Square Feet / Total Properties	13,918,963	/	91				11,206,598	/	82	2,712,365	24.2%

Occupancy Percentage at Fiscal Year End	97.7%						95.9%			180 bps	1.9%

Same Property Square Feet / Number of Same Properties				8,341,916	/	67

Same Property Occupancy Percentage at Fiscal Year End	96.1%						94.5%			160 bps	1.7%

Same Property Net Operating Income (NOI)	$ 41,025,323						$ 40,284,282			$ 741,041	1.8%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(531,968)						(157,149)			(374,819)

Same Property Cash NOI	$ 40,493,355						$ 40,127,133			$ 366,222	0.9%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

For the twelve months ended September 30, 2015, Same Property NOI and Number of Same Properties excludes $14,985,246 of NOI from sixteen properties acquired subsequent to October 1, 2013 (including one property that was subsequently expanded) and $464,545 of NOI from one property sold subsequent to October 1, 2013 and $8,810,364 of NOI from eight properties that have been expanded subsequent to October 1, 2013.

For the twelve months ended September 30, 2014, Same Property NOI and Number of Same Properties excludes $5,502,575 of NOI from six properties acquired subsequent to October 1, 2013 (including one property that was subsequently expanded), $(72,691) of NOI from one property sold subsequent to October 1, 2013 and $7,640,696 of NOI from eight properties that have been expanded subsequent to October 1, 2013.

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 21

7

Consolidated Statements of Cash Flows

	Twelve Months Ended
	9/30/15	9/30/14
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$25,605,815	$19,845,294
Noncash Items Included in Net Income:
Depreciation & Amortization	23,058,744	18,445,326
Stock Based Compensation Expense	448,895	347,002
Gain on Sale of Securities Transactions, net	(805,513)	(2,166,766)
Gain on Sale of Real Estate Investment	(5,021,242)	-0-
Changes In:
Tenant, Deferred Rent and Other Receivables	(800,203)	(922,107)
Prepaid Expenses	(1,166,821)	(563,525)
Other Assets and Capitalized Lease Costs	(2,359,895)	(1,086,846)
Accounts Payable, Accrued Expenses and Other Liabilities	(897,495)	957,907
NET CASH PROVIDED BY OPERATING ACTIVITIES	38,062,285	34,856,285

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets	(192,187,485)	(97,374,760)
Capital and Land Site Improvements	(10,541,656)	(19,674,128)
Proceeds on Sale of Real Estate	8,846,686	-0-
Return of Deposits on Real Estate	3,100,000	2,050,000
Deposits on Acquisitions of Real Estate	(3,700,000)	(3,250,000)
Purchase of Securities Available for Sale	(16,188,760)	(27,840,200)
Proceeds from Sale of Securities Available for Sale	16,201,480	14,279,391
NET CASH USED IN INVESTING ACTIVITIES	(194,469,735)	(131,809,697)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Mortgage Notes Payable	122,173,058	62,905,000
Principal Payments on Mortgage Notes Payable	(35,977,890)	(25,202,376)
Net Proceeds from Loans Payable	59,841,386	3,000,000
Financing Costs Paid on Debt	(2,917,663)	(2,070,790)
Proceeds from Underwritten Public Offering of Common Stock,
net of offering costs	-0-	65,112,686
Proceeds from Issuance of Common Stock in the DRIP,
net of Dividend Reinvestments	39,915,387	30,465,806
Proceeds from the Exercise of Stock Options	612,410	1,327,169
Preferred Dividends Paid	(8,607,032)	(8,607,032)
Common Dividends Paid, net of Reinvestments	(27,032,958)	(21,906,902)
NET CASH PROVIDED BY FINANCING ACTIVITIES	148,006,698	105,023,561

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,400,752)	8,070,149
CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	20,474,661	12,404,512
CASH AND CASH EQUIVALENTS - END OF YEAR	$12,073,909	$20,474,661

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 21

8

Capital Structure and Leverage Ratios
	As of	As of
(unaudited)	9/30/15	9/30/14

Mortgage Notes Payable	$373,991,174	$287,796,006
Loans Payable	85,041,386	25,200,000
Total Debt	459,032,560	312,996,006

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750

Common Stock, Paid-In-Capital & Other	335,016,890	309,637,332
Total Shareholders' Equity	446,010,640	420,631,082

Total Book Capitalization	905,043,200	733,627,088

Accumulated Depreciation	124,978,211	107,004,184
Total Undepreciated Book Capitalization	$1,030,021,411	$840,631,272

Shares Outstanding	62,123,454	57,008,754
Market Price Per Share	$9.75	$10.12

Equity Market Capitalization	$605,703,677	$576,928,590
Total Debt	459,032,560	312,996,006
Preferred	110,993,750	110,993,750
Total Market Capitalization	$1,175,729,987	$1,000,918,346

Total Debt	$459,032,560	$312,996,006
less: Cash and Cash Equivalents	12,073,909	20,474,661
Net Debt	$446,958,651	$292,521,345
less: Securities Available for Sale at Fair Value (Securities)	54,541,237	59,311,403
Net Debt Less Securities	$392,417,414	$233,209,942

Net Debt / Undepreciated Book Capitalization	43.4%	34.8%
Net Debt / Total Market Capitalization	38.0%	29.2%
Net Debt Plus Preferred / Total Market Capitalization	47.5%	40.3%
Net Debt Less Securities / Undepreciated Book Capitalization	38.1%	27.7%
Net Debt Less Securities / Total Market Capitalization	33.4%	23.3%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	42.8%	34.4%

Weighted Average Interest Rate on Fixed Rate Debt	4.85%	5.24%

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 21

9

Capital Structure and Leverage Ratios continued
(unaudited)

	Three Months Ended		Twelve Months Ended
	9/30/15	9/30/14	9/30/15	9/30/14
Net Income	$10,187,625	$5,204,306	$25,605,815	$19,845,294
plus: Depreciation & Amortization	6,583,449	4,784,535	23,058,744	18,445,326
plus: Interest Expense	5,128,971	3,874,061	18,558,150	16,104,678
plus: Acquisition Costs	242,699	19,016	1,546,088	481,880
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	10,650	59,750	42,600
less: Gain on Sale of Securities Transactions, net	(428,426)	(683,521)	(805,513)	(2,166,766)
less: Gain on Sale of Real Estate Investment	(5,021,242)	-0-	(5,021,242)	-0-
EBITDA	$16,718,568	$13,209,047	$63,001,792	$52,753,012

Interest Expense	$5,128,971	$3,874,061	$18,558,150	$16,104,678
Preferred Dividends Paid	2,151,758	2,151,758	8,607,032	8,607,032
Total Fixed Charges	$7,280,729	$6,025,819	$27,165,182	$24,711,710

Interest Coverage	3.3 x	3.4 x	3.4 x	3.3 x
Fixed Charge Coverage	2.3 x	2.2 x	2.3 x	2.1 x

Net Debt	$446,958,651	$292,521,345	$446,958,651	$292,521,345
Net Debt Less Securities	392,417,414	233,209,942	392,417,414	233,209,942
Annualized EBITDA	66,874,272	52,836,188	63,001,792	52,753,012

Net Debt / EBITDA	6.7 x	5.5 x	7.1 x	5.5 x
Net Debt Less Securities / EBITDA	5.9 x	4.4 x	6.2 x	4.4 x
Net Debt Plus Preferred / EBITDA	8.3 x	7.6 x	8.9 x	7.6 x
Net Debt Less Securities Plus Preferred / EBITDA	7.5 x	6.5 x	8.0 x	6.5 x

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 21

10

		Loans		% of
Fiscal Year Ended	Mortgages	Payable	Total	Total

2016	43,142,783	250,732	43,393,515	9.4%
2017	51,095,000	4,790,654	55,885,654	12.2%
2018	42,219,837	-0-	42,219,837	9.2%
2019	37,362,896	80,000,000	117,362,896	25.6%
2020	22,214,000	-0-	22,214,000	4.8%
Thereafter	177,956,658	-0-	177,956,658	38.8%

Total as of 9/30/15	$373,991,174	$85,041,386	$459,032,560	100.0%

Weighted Average Interest Rate	4.85%	2.14%	4.35%

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 21

11

Property Table by Tenant
(unaudited)
		Property	Square	Occupied Square	% of Occupied	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant		Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

FedEx Ground Package System, Inc.		32	4,578,907	4,578,907	32.9%	$32,902,000	44.2%	$7.19	$411,332,877	$167,629,034
FedEx Corporation		14	973,413	973,413	7.0%	5,407,000	7.2%	5.55	71,595,136	17,158,997
FedEx Supply Chain Services, Inc.		1	449,900	449,900	3.2%	1,327,000	1.8%	2.95	14,620,887	7,418,616
Total FedEx		47	6,002,220	6,002,220	43.1%	39,636,000	53.2%	6.60	497,548,900	192,206,647

ULTA, Inc.		1	671,354	671,354	4.8%	2,644,000	3.5%	3.94	37,484,574	23,987,008
Milwaukee Electric Tool Corporation		1	615,305	615,305	4.4%	1,995,000	2.7%	3.24	27,502,797	14,312,846
Jim Beam Brands Company		1	599,840	599,840	4.3%	1,989,000	2.7%	3.32	28,000,000	19,078,153
Ralcorp Holdings, Inc.		1	558,600	558,600	4.0%	2,146,000	2.9%	3.84	26,719,716	17,347,243
CBOCS Distribution, Inc.		1	381,240	381,240	2.7%	1,406,000	1.9%	3.69	14,215,126	7,856,077
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	2.6%	1,626,000	2.2%	4.42	19,600,000	10,972,757
The Coca-Cola Company/Western Container Corp.		2	323,358	323,358	2.3%	1,602,000	2.2%	4.95	18,848,429	7,634,655
Science Applications International		1	302,400	302,400	2.2%	1,412,000	1.9%	4.67	13,300,592	5,939,583
International Paper Company		1	280,000	280,000	2.0%	1,314,000	1.8%	4.69	18,288,753	11,340,664
Woodstream Corporation	(C)	1	256,000	256,000	1.8%	896,000	1.2%	3.50	8,814,223	279,104
United Technologies Corporation		2	244,317	244,317	1.8%	1,888,000	2.5%	7.73	22,505,069	8,640,732
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.7%	1,191,000	1.6%	5.08	14,550,000	9,302,178
UGN, Inc.		1	232,200	232,200	1.7%	1,045,000	1.4%	4.50	12,937,000	8,518,754
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.6%	1,169,000	1.6%	5.36	14,868,857	7,026,762
Anheuser-Busch, Inc.		1	184,800	184,800	1.3%	792,000	1.1%	4.29	12,386,675	1,151,798
Carlisle Tire & Wheel Company		1	179,280	179,280	1.3%	774,000	1.0%	4.32	7,225,401	894,552
NF&M International Inc.	(B)	1	174,802	174,802	1.3%	820,000	1.1%	4.69	3,958,293	-0-
Home Depot USA, Inc.		1	171,200	171,200	1.2%	966,000	1.3%	5.64	11,298,367	-0-
Kellogg Sales Company		3	170,279	170,279	1.2%	991,000	1.3%	5.82	12,107,873	2,381,917
Bunzl Distribution Midcentral, Inc.		1	158,417	158,417	1.1%	736,000	1.0%	4.65	9,600,000	7,107,312
Altec Industries, Inc.	(C)	1	126,880	126,880	0.9%	349,000	0.5%	2.75	4,368,549	138,331
The American Bottling Company		2	110,080	110,080	0.8%	735,000	1.0%	6.68	10,498,031	2,050,343
Pittsburgh Glass Works LLC.		1	102,135	102,135	0.7%	427,000	0.6%	4.18	4,245,913	-0-
Holland 1916 Inc.		1	95,898	95,898	0.7%	337,000	0.4%	3.51	7,373,618	-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.7%	741,000	1.0%	8.12	8,083,107	3,531,824
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.6%	506,000	0.7%	5.68	6,926,956	844,690
CHEP USA, Inc.		1	83,000	83,000	0.6%	473,000	0.6%	5.70	7,405,447	2,819,927
Datatel Resources Corporation	(B)	1	80,856	80,856	0.6%	239,000	0.3%	2.96	3,810,675	-0-
Sherwin-Williams Company		2	78,887	78,887	0.6%	635,000	0.8%	8.05	7,235,428	-0-
RGH Enterprises, Inc.		1	75,000	75,000	0.6%	590,000	0.8%	7.87	5,525,600	3,886,331
Tampa Bay Grand Prix		1	68,385	68,385	0.5%	285,000	0.4%	4.17	5,651,066	-0-
SOFIVE, Inc.		1	60,400	60,400	0.4%	512,000	0.7%	8.48	4,889,712	2,045,141
Various Tenants at Retail Shopping Center		1	64,138	53,820	0.4%	546,000	0.7%	10.14	2,695,244	-0-
Siemens Real Estate		1	51,130	51,130	0.4%	467,000	0.6%	9.13	4,452,425	2,695,845
B/E Aerospace, Inc.		1	38,833	38,833	0.3%	359,000	0.5%	9.24	5,100,000	-0-
Keystone Automotive Industries MN, Inc.		1	36,270	36,270	0.3%	139,000	0.2%	3.83	2,161,895	-0-
Graybar Electric Company		1	26,340	26,340	0.2%	109,000	0.1%	4.14	1,850,794	-0-
Tenant Total as of 9/30/15		88	13,605,031	13,594,713	97.7%	$74,487,000	100.0%	$5.48	$924,035,107	$373,991,174

Vacant		3	313,932	-0-	0.0%	-0-	0.0%	-0-	16,963,734	-0-
Total as of 9/30/15		91	13,918,963	13,594,713	97.7%	$74,487,000	100.0%	$5.48	(A) $940,998,841	$373,991,174
Acquisitions Subsequent to 9/30/15
FedEx Ground Package System, Inc.		2	506,032	506,032	3.6%	3,335,000	4.5%	6.59	50,385,897	33,670,000
Pro Forma Total with Acquisitions Subsequent to 9/30/15		93	14,424,995	14,100,745	97.8%	$77,822,000	100.0%	$5.52	$991,384,738	$407,661,174
Leasing Activity Subsequent to 9/30/15
Victory Packaging, L.P.	(D)	na	na	148,000	1.1%	470,000	0.6%	3.18	na	na
Style Crest, Inc.	(E)	na	na	106,507	0.8%	361,000	0.5%	3.39	na	na
Pro Forma Total		93	14,424,995	14,355,252	99.5%	$78,653,000	100.0%	$5.48	(A) $991,384,738	$407,661,174

(A) Does not include $780,475 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(C) Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.

(D) Entered into a 5.25 year lease agreement through February 28, 2021.  The lease commenced December 1, 2015 and is with Victory Packaging, L.P, a wholly-owned subsidiary of KapStone Paper and Packaging Corporation, a publicly-owned company.  The initial annual rent of $469,160, representing $3.17 per square foot, will commence on March 1, 2016 with 2.5% annual increases thereafter.

(E) Entered into a 5.25 year lease agreement through March 31, 2021.  The lease will commence on January 1, 2016 and is with Style Crest, Inc.  Initial annual rent of $356,798, representing $3.35 per square foot, will commence on April 1, 2016 with 3.0% annual increases thereafter.

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 21

12

Property Table by State
(unaudited)
		Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State		Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance
Texas		9	1,379,468	1,379,468	9.9%	$10,402,000	14.0%	7.54	$127,466,094	$61,963,186
Kentucky		2	1,158,440	1,158,440	8.3%	4,135,000	5.6%	3.57	54,719,716	36,425,396
Florida		10	1,137,293	1,137,293	8.2%	7,552,000	10.1%	6.64	102,260,773	44,693,499
Ohio		7	1,032,469	1,032,469	7.4%	6,041,000	8.1%	5.85	72,683,184	30,769,785
Indiana		2	999,176	999,176	7.2%	4,177,000	5.6%	4.18	61,430,574	37,148,919
Illinois		9	958,045	958,045	6.9%	6,195,000	8.3%	6.47	81,652,719	15,687,782
Mississippi		4	912,305	912,305	6.6%	3,415,000	4.6%	3.74	45,804,282	23,615,024
Tennessee		3	891,777	891,777	6.4%	3,044,000	4.1%	3.41	33,807,174	17,049,261
Missouri		5	804,397	804,397	5.8%	3,076,000	4.1%	3.82	39,150,677	9,906,665
South Carolina		3	571,115	571,115	4.1%	3,502,000	4.7%	6.13	36,328,552	9,747,088
Kansas		3	499,280	499,280	3.6%	2,420,000	3.2%	4.85	29,193,997	13,826,161
Michigan		3	489,571	489,571	3.5%	3,472,000	4.7%	7.09	41,210,831	17,164,137
Virginia		5	407,265	407,265	2.9%	2,410,000	3.2%	5.92	34,449,924	8,578,429
Pennsylvania		2	378,180	378,180	2.7%	1,710,000	2.3%	4.52	16,758,968	4,376,801
Georgia		3	307,662	307,662	2.2%	1,743,000	2.3%	5.67	22,144,761	8,001,114
Arizona		1	283,358	283,358	2.0%	1,270,000	1.7%	4.48	15,168,586	6,043,710
North Carolina		2	254,507	-0-	1.8%	-0-	0.0%	-0-	11,806,608	-0-
Wisconsin		2	238,666	238,666	1.7%	1,369,000	1.9%	5.74	15,943,672	3,552,304
New York		3	230,381	230,381	1.7%	1,887,000	2.5%	8.19	20,382,099	4,525,426
Oklahoma		2	204,580	204,580	1.5%	1,277,000	1.7%	6.24	16,341,904	6,913,855
Maryland		1	144,523	144,523	1.0%	1,426,000	1.9%	9.87	14,467,755	5,164,724
Colorado		2	138,235	138,235	1.0%	1,208,000	1.6%	8.74	13,549,167	2,954,970
New Jersey		2	124,538	114,220	0.9%	1,058,000	1.4%	9.26	7,584,956	2,045,140
Minnesota		2	119,823	60,398	0.9%	372,000	0.5%	6.16	10,377,127	2,846,710
Nebraska		1	89,115	89,115	0.6%	446,000	0.6%	5.00	5,937,281	-0-
Alabama		1	73,712	73,712	0.5%	412,000	0.6%	5.59	4,751,741	991,088
Connecticut		1	54,812	54,812	0.4%	329,000	0.5%	6.00	3,463,824	-0-
Iowa		1	36,270	36,270	0.3%	139,000	0.2%	3.83	2,161,895	-0-
Total as of 9/30/15		91	13,918,963	13,594,713	100.0%	$74,487,000	100.0%	$5.48	(A) $940,998,841	$373,991,174

Acquisitions Subsequent to 9/30/15
North Carolina		1	330,717	330,717	2.4%	2,078,000	2.7%	6.28	31,975,897	20,780,000
Louisiana		1	175,315	175,315	1.3%	1,257,000	1.6%	7.17	18,410,000	12,890,000
Pro Forma Total with Acquisitions Subsequent to 9/30/15		93	14,424,995	14,100,745	100.0%	$77,822,000	100.0%	$5.52	(A) $991,384,738	$407,661,174

Leasing Activity Subsequent to 9/30/15
North Carolina	(B)	na	na	254,507	1.8%	831,000	1.1%	3.27	na	na
Pro Forma Total		93	14,424,995	14,355,252	100.0%	$78,653,000	100.0%	$5.48	(A) $991,384,738	$407,661,174

(A)	Does not include $780,475 of vacant land and corporate office leasehold improvements not associated with a specific tenant.
(B)	Included in leasing activity subsequent to 9/30/15 are two properties located in North Carolina that the Company has recently entered into two separate 5.25 year lease agreements that have commenced or will commence subsequent to September 30, 2015. Both leases are for a combined total of 254,507 square feet and will generate a combined total of $831,000 in annualized rent.

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 21

13

Lease Expirations
(unaudited)
		Property	Square	% of Total	Annual	% of Total	Rent Per Sq.	Lease Exp.	Undepreciated	Mortgage
Fiscal Year		Count	Footage	Sq. Ft.	Rent	Ann. Rent	Ft. Occup.	Term in Years	Cost	Balance

2016		2	244,800	1.8%	$1,104,000	1.5%	4.51	0.7	$17,147,445	$1,151,798
2017	(B)	13	1,539,526	11.1%	8,779,000	11.8%	5.70	1.6	105,315,420	23,895,539
2018	(B)	15	1,324,159	9.5%	7,753,000	10.4%	5.86	2.6	91,513,235	23,056,554
2019		8	1,310,849	9.4%	6,712,000	9.0%	5.12	3.6	76,532,861	27,040,833
2020		2	239,585	1.7%	1,251,000	1.7%	5.22	4.8	16,949,433	-0-
2021		5	430,185	3.1%	2,494,000	3.3%	5.80	5.9	30,083,358	8,698,256
2022		7	1,027,232	7.4%	5,914,000	7.9%	5.76	6.6	67,925,182	36,752,929
2023		11	1,917,312	13.8%	9,970,000	13.4%	5.20	7.7	127,497,902	57,199,315
2024		12	1,914,366	13.7%	12,039,000	16.2%	6.29	8.7	148,843,467	58,044,900
2025	(B)	7	1,898,446	13.6%	8,505,000	11.4%	4.48	9.6	106,878,058	57,856,763
2027		1	38,833	0.3%	359,000	0.5%	9.24	11.8	5,100,000	-0-
2029		2	262,613	1.9%	1,516,000	2.0%	5.77	13.8	21,950,000	10,233,837
2030		3	834,387	6.0%	5,399,000	7.2%	6.47	14.4	78,883,786	52,713,207
2034		1	558,600	4.0%	2,146,000	2.9%	3.84	18.1	26,719,716	17,347,243
Various tenants at retail shopping center		1	64,138	0.5%	546,000	0.8%	10.14	-0-	2,695,244	-0-
Vacant		3	313,932	2.2%	-0-	0.0%	-0-	-0-	16,963,734	-0-
Total as of 9/30/15		91	13,918,963	100.0%	$74,487,000	100.0%	$5.48	7.2	(A) $940,998,841	$373,991,174

Acquisitions Subsequent to 9/30/15
2025		2	506,032	3.6%	3,335,000	4.5%	6.59	9.9	50,385,897	33,670,000
Pro Forma Total with Acquisitions Subsequent to 9/30/15		93	14,424,995	100.0%	$77,822,000	100.0%	$5.52	7.3	(A) $991,384,738	$407,661,174

Leasing Activity Subsequent to 9/30/15
2021	(C)	na	na	1.8%	831,000	1.1%	3.27	5.3	na	na
Pro Forma Total		93	14,424,995	100.0%	$78,653,000	100.0%	$5.48	7.2	(A) $991,384,738	$407,661,174

(A) Does not include $780,475 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Included in 2018 is Datatel Resources and included in 2025 is NF&M International which both occupy one property. Included in 2017 is Woodstream Corporation and included in 2018 is Altec Industries which both occupy one property.

(C) Included in leasing activity subsequent to 9/30/15 are two properties that the Company has recently entered into two separate 5.25 year lease agreements that have commenced or will commence subsequent to September 30, 2015.  Both leases are for a combined total of 254,507 square feet and will generate a combined total of $831,000 in annualized rent.

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 21

14

Recent Acquisitions During Fiscal 2015
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Price	Balance
1	FedEx Ground Package System, Inc.	Lindale (Tyler)	TX	2015	163,378	$725,000	$4.44	6/30/2024	$10,271,355	$7,000,000
2	FedEx Ground Package System, Inc.	Sauget (St. Louis, MO.)	IL	2015	198,773	1,036,000	5.21	5/31/2029	15,231,000	10,660,000
3	B/E Aerospace, Inc.	Rockford	IL	2015	38,833	359,000	9.24	6/30/2027	5,200,000	-0-
4	Bunzl Distribution Midcentral, Inc.	Kansas City	MO	2015	158,417	736,000	4.65	9/30/2021	9,635,770	7,226,828
5	Jim Beam Brands Company	Frankfort	KY	2015	599,840	1,989,000	3.32	1/31/2025	28,000,000	19,600,000
6	FedEx Ground Package System, Inc.	Jacksonville	FL	2015	297,579	1,992,000	6.69	12/31/2029	30,645,954	20,000,000
7	UGN, Inc.	Monroe (Cincinnati)	OH	2015	232,200	1,045,000	4.50	2/28/2030	13,416,000	8,700,000
8	ULTA, Inc.	Greenwood (Indianapolis)	IN	2015	671,354	2,644,000	3.94	7/31/2025	37,484,574	24,286,230
9	FedEx Ground Package System, Inc.	Fort Worth (Dallas)	TX	2015	304,608	2,362,000	7.75	4/30/2030	35,300,832	24,700,000
10	The American Bottling Company	Cincinnati	OH	2015	63,840	480,000	7.52	8/31/2029	6,800,000	-0-
	As of 9/30/15				2,728,822	$13,368,000	$4.90		$191,985,485	$122,173,058

Acquisitions Subsequent to 9/30/15
11	FedEx Ground Package System, Inc.	Concord	NC	2016	330,717	$2,078,000	$6.28	6/30/2025	$31,975,897	$20,780,000
12	FedEx Ground Package System, Inc.	Covington	LA	2016	175,315	1,257,000	7.17	7/31/2025	18,410,000	12,890,000
	Acquisitions Subsequent to 9/30/15				506,032	$3,335,000	$6.59		$50,385,897	$33,670,000

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 21

15

Property Table
(unaudited)										Lease
					Fiscal Year		Square	Annual	Rent Per Sq. Ft.	Exp. Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	$2,644,000	$3.94	9.8	$37,484,574	$23,987,008
2	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	615,305	1,995,000	3.24	7.6	27,502,797	14,312,846
3	Jim Beam Brands Company		Frankfort	KY	2015	100.0%	599,840	1,989,000	3.32	9.3	28,000,000	19,078,153
4	Ralcorp Holdings, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,146,000	3.84	18.1	26,719,716	17,347,243
5	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	3.7	14,620,887	7,418,616
6	Woodstream Corporation	(B)	St. Joseph	MO	2001	100.0%	256,000	896,000	3.50	2.0	8,814,223	279,104
	Altec Industries, Inc.	(B)	St. Joseph	MO	2001	100.0%	126,880	349,000	2.75	2.4	4,368,549	138,331
7	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,406,000	3.69	8.8	14,215,126	7,856,077
8	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,626,000	4.42	6.3	19,600,000	10,972,757
9	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,533,000	4.68	8.6	23,946,000	13,161,911
10	FedEx Ground Package System, Inc.		Fort Worth (Dallas)	TX	2015	100.0%	304,608	2,362,000	7.75	14.6	35,300,832	24,700,000
11	Science Applications International		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,412,000	4.67	3.6	13,300,592	5,939,583
12	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,992,000	6.69	14.3	30,645,954	19,494,453
13	Western Container Corp.		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,270,000	4.48	1.6	15,168,586	6,043,710
14	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,314,000	4.69	7.9	18,288,753	11,340,664
15	NF&M International	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	820,000	4.69	9.3	3,958,293	-0-
	Datatel Resources Corp.	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	239,000	2.96	2.2	3,810,675	-0-
16	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	7.8	22,879,766	9,095,386
17	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,191,000	5.08	6.8	14,550,000	9,302,178
18	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,045,000	4.50	14.4	12,937,000	8,518,754
19	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	1.2	14,868,857	7,026,762
20	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO.)	IL	2015	100.0%	198,773	1,036,000	5.21	13.7	15,200,000	10,233,837
21	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	792,000	4.29	0.7	12,386,675	1,151,798
22	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	3.3	17,744,300	8,640,732
23	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,577,000	8.70	9.0	19,227,521	9,692,678
24	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	774,000	4.32	2.7	7,225,401	894,552
25	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	8.1	15,413,307	2,468,015
26	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	6.5	13,730,533	8,068,751
27	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	966,000	5.64	4.8	11,298,367	-0-
28	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,493,000	8.74	8.8	18,448,962	7,313,195
29	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	8.8	9,930,000	6,723,881
30	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	736,000	4.65	6.0	9,600,000	7,107,312
31	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,022,000	6.45	9.8	12,593,873	4,863,512
32	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,045,000	6.93	9.9	12,546,159	5,063,021
33	Vacant	(D)	Fayetteville	NC	1997	0.0%	148,000	-0-	na	na	4,884,522	-0-
34	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	2.8	14,467,755	5,164,724
35	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,320,000	9.16	8.0	12,431,193	3,611,052
36	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,104,000	7.66	9.0	14,089,843	5,364,156
37	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	1.8	9,373,672	-0-
38	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,490,000	11.36	9.0	16,435,478	3,414,645
39	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	1.7	18,537,652	3,457,456
40	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	7.9	8,990,000	4,376,801
41	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	113,582	598,000	5.26	5.9	7,438,483	-0-
42	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	7.6	7,739,671	-0-
43	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	2.2	8,541,237	4,570,915
44	Vacant	(E)	Winston-Salem	NC	2002	0.0%	106,507	-0-	na	na	6,922,086	-0-
45	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	3.9	10,960,823	639,095
46	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	525,000	5.06	7.9	5,728,690	2,305,050
47	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	7.6	10,200,000	5,758,502
48	Pittsburgh Glass Works LLC.		O' Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	2.8	4,245,913	-0-
49	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	7.7	6,570,000	3,552,304
50	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	337,000	3.51	3.8	7,373,618	-0-
51	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	3.7	6,229,421	1,706,962
52	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	2.0	7,565,717	4,132,523
53	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	2.8	7,614,653	1,339,490
54	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	741,000	8.12	7.0	8,083,107	3,531,824
55	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	8.1	5,937,281	-0-
56	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	1.3	6,926,956	844,690

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 21

16

Property Table
(unaudited)										Lease
					Fiscal Year		Square	Annual	Rent Per Sq. Ft.	Exp. Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
57	FedEx Ground Package System, Inc.		Ft. Myers	FL	2003	100.0%	87,500	432,000	4.94	1.1	5,017,447	-0-
58	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	473,000	5.70	9.4	7,405,447	2,819,927
59	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	2.9	6,779,591	2,862,734
60	RGH Enterprises, Inc.		Halfmoon (Albany)	NY	2012	100.0%	75,000	590,000	7.87	6.2	5,525,600	3,886,331
61	FedEx Ground Package System, Inc.		Huntsville	AL	2005	100.0%	73,712	412,000	5.59	6.9	4,751,741	991,088
62	FedEx Corporation		Schaumburg (Chicago)	IL	1997	100.0%	73,500	515,000	7.01	1.5	4,967,639	-0-
63	FedEx Corporation		Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	5.7	4,600,532	-0-
64	FedEx Ground Package System, Inc.		Denver	CO	2005	100.0%	69,865	564,000	8.07	2.8	6,354,051	1,354,284
65	Tampa Bay Grand Prix		Tampa	FL	2005	100.0%	68,385	285,000	4.17	5.0	5,651,066	-0-
66	FedEx Ground Package System, Inc.		Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	3.0	7,195,115	1,600,686
67	Sherwin-Williams Company		Rockford	IL	2011	100.0%	66,387	475,000	7.16	8.3	5,551,227	-0-
68	Kellogg Sales Company		Kansas City	MO	2007	100.0%	65,067	331,000	5.09	2.8	4,748,374	2,381,917
69	Various Tenants at Retail Shopping Center		Somerset	NJ	1970	84.0%	64,138	546,000	10.14	na	2,695,244	-0-
70	The American Bottling Company		Cincinnati	OH	2015	100.0%	63,840	480,000	7.52	14.0	6,750,000	-0-
71	FedEx Corporation		Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	2.1	4,971,161	1,774,568
72	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	512,000	8.48	9.3	4,889,712	2,045,141
73	FedEx Ground Package System, Inc.		Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	7.7	5,220,000	2,846,710
74	United Technologies Corporation		Richmond	VA	2004	100.0%	60,000	312,000	5.20	0.7	4,760,769	-0-
75	Vacant		White Bear Lake (Minneapolis/St. Paul)	MN	2001	0.0%	59,425	-0-	na	na	5,157,127	-0-
76	FedEx Ground Package System, Inc.		Augusta	GA	2005	100.0%	59,358	453,000	7.63	2.8	5,328,874	974,351
77	Kellogg Sales Company		Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	1.4	3,463,825	-0-
78	Siemens Real Estate		Lebanon (Cincinnati)	OH	2012	100.0%	51,130	467,000	9.13	3.6	4,452,425	2,695,845
79	Kellogg Sales Company		Orangeburg (New York)	NY	1993	100.0%	50,400	331,000	6.57	2.4	3,895,675	-0-
80	FedEx Corporation		Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	1.9	4,344,037	-0-
81	FedEx Ground Package System, Inc.		Corpus Christi	TX	2012	100.0%	46,253	458,000	9.90	5.9	4,764,500	-0-
82	The American Bottling Company		Tulsa	OK	2014	100.0%	46,240	255,000	5.51	8.4	3,748,031	2,050,343
83	The Coca-Cola Company		Topeka	KS	2009	100.0%	40,000	332,000	8.30	6.0	3,679,843	1,590,946
84	B/E Aerospace, Inc.		Rockford	IL	2015	100.0%	38,833	359,000	9.24	11.8	5,100,000	-0-
85	Keystone Automotive Industries MN, Inc.		Urbandale (Des Moines)	IA	1994	100.0%	36,270	139,000	3.83	1.5	2,161,895	-0-
86	FedEx Corporation		Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	8.5	1,900,691	-0-
87	FedEx Corporation		Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	1.8	4,104,915	2,111,294
88	FedEx Corporation		Lakeland	FL	2006	100.0%	32,105	155,000	4.83	2.2	1,966,211	-0-
89	FedEx Corporation		Augusta	GA	2006	100.0%	30,184	121,000	4.01	7.2	1,947,032	-0-
90	Graybar Electric Company		Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	3.8	1,850,794	-0-
91	Sherwin-Williams Company		Burr Ridge (Chicago)	IL	1997	100.0%	12,500	160,000	12.80	6.1	1,684,201	-0-
	Total as of 9/30/15					97.7%	13,918,963	$74,487,000	$5.48	7.2	(A) $940,998,841	$373,991,174

	Acquisitions Subsequent to 9/30/15
92	FedEx Ground Package System, Inc.		Concord	NC	2016	100.0%	330,717	2,078,000	6.28	10.0	31,975,897	20,780,000
93	FedEx Ground Package System, Inc.		Covington	LA	2016	100.0%	175,315	1,257,000	7.17	9.8	18,410,000	12,890,000
	Pro Forma Total with Acquisitions Subsequent to 9/30/15					97.8%	14,424,995	$77,822,000	$5.52	7.3	(A) $991,384,738	$407,661,174

	Leasing Activity Subsequent to 9/30/15
	Victory Packaging, L.P.	(D)	Fayetteville	NC	1997	100.0%	na	470,000	3.18	5.3	na	na
	Style Crest, Inc.	(E)	Winston-Salem	NC	2002	100.0%	na	361,000	3.39	5.3	na	na
	Pro Forma Total					99.5%	14,424,995	$78,653,000	$5.48	7.2	(A) $991,384,738	$407,661,174

(A) Does not include $780,475 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Both tenants occupy one property.

(C) Both tenants occupy one property.

(D) Entered into a 5.25 year lease agreement through February 28, 2021.  The lease commenced December 1, 2015 and is with Victory Packaging, L.P, a wholly-owned subsidiary of KapStone Paper and Packaging Corporation, a publicly-owned company.  The initial annual rent of $469,160, representing $3.17 per square foot, will commence on March 1, 2016 with 2.5% annual increases thereafter.

(E) Entered into a 5.25 year lease agreement through March 31, 2021.  The lease will commence on January 1, 2016 and is with Style Crest, Inc.  Initial annual rent of $356,798, representing $3.35 per square foot, will commence on April 1, 2016 with 3.0% annual increases thereafter.

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 21

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Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), core funds from operations ("Core FFO"), net operating income ("NOI"), Same Property NOI, Same Property cash NOI, earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Property Cash NOI is the Same Property NOI adjusted to exclude the effects of the U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

EBITDA is calculated as NOI, less general and administrative expenses, plus interest and dividend income and lease termination income and net effect of net amortization of acquired above or below market lease revenue.

Core FFO is calculated as FFO plus acquisition costs.

AFFO is calculated as EBITDA, minus lease termination income, minus U.S. GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and U.S. GAAP straight-line rent adjustment, plus stock compensation expense. AFFO excludes realized gains (losses) on securities transactions. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 21

18

FOR IMMEDIATE RELEASE December 9, 2015

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION REPORTS RESULTS FOR

THE FISCAL YEAR ENDED AND THE FOURTH QUARTER ENDED SEPTEMBER 30, 2015

FREEHOLD, NJ, December 9, 2015........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $35,276,000 or $0.60 per diluted share for the fiscal year ended September 30, 2015 as compared to $29,482,000 or $0.59 per diluted share for the fiscal year ended September 30, 2014. Adjusted Funds from Operations (AFFO), for the fiscal year ended September 30, 2015 was $33,977,000 or $0.57 per diluted share versus $25,844,000 or $0.52 per diluted share for the fiscal year ended September 30, 2014.

Core FFO for the three months ended September 30, 2015 was $9,180,000 or $0.15 per diluted share as compared to $7,676,000 or $0.14 per diluted share for the three months ended September 30, 2014. AFFO for the three months ended September 30, 2015 was $9,159,000 or $0.15 per diluted share versus $6,732,000 or $0.12 per diluted share for the three months ended September 30, 2014.

A summary of significant financial information for the three and twelve months ended September 30, 2015 and 2014 is as follows:

	Three Months Ended September 30,
	2015	2014
Rental Revenue	$18,168,000	$14,473,000
Reimbursement Revenue	$2,400,000	$2,453,000
Lease Termination Income	$-0-	$-0-
Net Operating Income (NOI) (1)	$17,732,000	$13,949,000
Total Expenses	$10,875,000	$9,346,000
Interest and Dividend Income	$853,000	$1,005,000
Gain on Sale of Securities Transactions, net	$428,000	$684,000
Net Income	$10,188,000	$5,204,000
Net Income Attributable to Common Shareholders	$8,036,000	$3,053,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.13	$0.05
Core FFO (1)	$9,180,000	$7,676,000
Core FFO per Diluted Common Share (1)	$0.15	$0.14
AFFO (1)	$9,159,000	$6,732,000
AFFO per Diluted Common Share (1)	$0.15	$0.12

Weighted Avg. Diluted Common Shares Outstanding	60,514,000	56,754,000

	Twelve Months Ended September 30,
	2015	2014
Rental Revenue	$67,059,000	$55,512,000
Reimbursement Revenue	$10,716,000	$9,160,000
Lease Termination Income	$239,000	$1,183,000
Net Operating Income (NOI) (1)	$65,285,000	$53,355,000
Total Expenses	$42,115,000	$35,229,000
Interest and Dividend Income	$3,724,000	$3,883,000
Gain on Sale of Securities Transactions, net	$805,000	$2,167,000
Net Income	$25,606,000	$19,845,000
Net Income Attributable to Common Shareholders	$16,999,000	$11,238,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.29	$0.23
Core FFO (1)	$35,276,000	$29,482,000
Core FFO per Diluted Common Share (1)	$0.60	$0.59
AFFO (1)	$33,977,000	$25,844,000
AFFO per Diluted Common Share (1)	$0.57	$0.52

Weighted Avg. Diluted Common Shares Outstanding	59,201,000	49,925,000

A summary of significant balance sheet information as of September 30, 2015 and 2014 is as follows:

	September 30, 2015	September 30, 2014
Net Real Estate Investments	$816,801,000	$636,923,000
Securities Available for Sale at Fair Value	$54,541,000	$59,311,000
Total Assets	$915,992,000	$743,757,000
Mortgage Notes Payable	$373,991,000	$287,796,000
Loans Payable	$85,041,000	$25,200,000
Total Shareholders’ Equity	$446,011,000	$420,631,000

Fourth Quarter FY 2015 & FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 21

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Michael P. Landy, President and CEO, commented on the results for the fiscal year 2015,

“Monmouth successfully grew our high-quality portfolio and built long-term value for our shareholders in fiscal 2015. During the year, the

Company accomplished the following:

•	Acquired 2.7 million square feet of high-quality industrial space for $192 million comprising ten brand new, Class A built-to-suit properties, all leased long term to investment grade tenants, representing a 24% increase in our gross leaseable area
•	Renewed all six leases that were scheduled to expire in fiscal 2015, resulting in a 100% tenant retention rate
•	Increased rents on lease renewals 6.3% on a U.S. GAAP straight-line basis
•	Completed four property expansions totaling $14.4 million and with several additional expansions underway

•	Achieved a sector leading 97.7% occupancy rate
•	Increased occupancy an additional 180 basis points to 99.5% effective January 1st, 2016
•	Increased our total market capitalization 17% to $1.2 billion at fiscal yearend
•	Increased Net Operating Income 22% to $65.3 million
•	Generated AFFO per diluted share growth of 10%
•	Raised approximately $48.4 million in equity through the Dividend Reinvestment and Stock Purchase Plan during fiscal 2015
•	Entered into commitments to acquire nine industrial properties containing 2.4 million square feet all leased long term to investment grade tenants, at an aggregate cost of $249.2 million, scheduled to close in fiscal 2016 and fiscal 2017, of which two were acquired during the first quarter of fiscal 2016 to date
•	Increased our common stock dividend 6.7% on October 1st, 2015.”

Mr. Landy stated, “Our business model of investing in single tenant, net leased industrial properties on long-term leases to investment grade tenants continued to deliver strong results. Fiscal 2015 saw a record amount of acquisitions, the completion of several expansions, and AFFO per diluted share growth of 10%. The high quality of our asset base is evidenced by our 100% tenant retention rate as well as our sector leading occupancy rate of 97.7%. As a result of new leases that will become effective subsequent to yearend, our occupancy rate will rise further to 99.5% commencing on January 1st, 2016.”

“Subsequent to fiscal yearend, the Company has acquired two brand new built-to-suit properties containing a total of 506,000 square feet at an aggregate cost of $50.4 million. This brings our current portfolio to a total of 93 properties containing 14.4 million square feet, geographically diversified across 29 states. We are very excited about our best in class acquisition pipeline, which now comprises seven new build-to-suit properties containing 1.9 million total square feet, representing approximately $200 million in acquisitions scheduled to close over the next seven quarters.”

“The migration toward on-line shopping will continue to be a leading demand driver for industrial space in 2016. This holiday season has shown a stark disconnect between on-line and brick-and-mortar sales expectations, with on-line sales growing by 15.2% in the third quarter over the prior year period while brick-and-mortar retail sales remained relatively flat. E-Commerce sales accounted for 6.8% of total sales in the third quarter providing plenty of room for future growth. The recent Black Friday through Cyber Monday holiday weekend saw total on-line sales eclipse brick-and-mortar sales for the first time. Every year market share keeps moving on-line. From a real estate standpoint the direct beneficiary of this paradigm shift has been, and will continue to be, the Industrial Property sector.”

“Following 24 consecutive years of maintaining or increasing our common stock dividend, on October 1st we announced a 6.7% dividend increase. Monmouth is not only one of the few REITs that maintained its cash dividend throughout the Global Financial Crisis, we are now one of the very few REITs that is paying out a higher cash dividend today than we did prior to the Global Financial Crisis. This solid long-term performance best illustrates the high-quality of our business model, our tenant base, and our property portfolio.”

Monmouth Real Estate Investment Corporation will host its Fiscal Year End and Fourth Quarter 2015 Financial Results Webcast and Conference Call on Thursday, December 10, 2015 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s Fiscal Year End and Fourth Quarter 2015 financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Filings” section.

To participate in the Webcast, select the microphone icon in the Webcast section of the Company’s homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

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The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, December 10, 2015. It will be available until February 1, 2016, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10071925. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, founded in 1968 and one of the oldest public equity REITs in the U.S., specializes in single tenant, net-leased industrial properties subject to long-term leases primarily to investment grade tenants. The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of ninety-three properties located in twenty-nine states, containing a total of approximately 14.4 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three and twelve months ended September 30, 2015 and 2014:

	Three Months Ended		Twelve Months Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014
Net Income Attributable to Common Shareholders	$8,036,000	$3,053,000	$16,999,000	$11,238,000
Plus: Depreciation Expense (excluding Corporate Office)	5,328,000	4,129,000	19,626,000	15,909,000
Plus: Amortization of Intangible Assets	330,000	338,000	1,370,000	1,348,000
Plus: Amortization of Capitalized Lease Costs (*)	265,000	137,000	756,000	505,000
Less: Gain on Sale of Real Estate Investment	(5,021,000)	-0-	(5,021,000)	-0-
FFO Attributable to Common Shareholders	8,938,000	7,657,000	33,730,000	29,000,000
Plus: Acquisition Costs	242,000	19,000	1,546,000	482,000
Core FFO Attributable to Common Shareholders	9,180,000	7,676,000	35,276,000	29,482,000
Less: Lease Termination Income	-0-	-0-	(239,000)	(1,183,000)
Less: Gain on Sale of Securities Transactions, net	(428,000)	(684,000)	(805,000)	(2,167,000)
Plus: Stock Compensation Expense	165,000	90,000	449,000	347,000
Plus: Depreciation of Corporate Office Tenant Improvements	8,000	-0-	80,000	-0-
Plus: Amortization of Financing Costs	678,000	190,000	1,286,000	726,000
Less: U.S. GAAP Straight-line Rent Adjustment	(282,000)	(291,000)	(1,446,000)	(601,000)
Less: Recurring Capital Expenditures	(162,000)	(249,000)	(624,000)	(760,000)
AFFO Attributable to Common Shareholders	$9,159,000	$6,732,000	$33,977,000	$25,844,000

* In previous press releases, the Company has presented its calculation of FFO and Core FFO without excluding the effects of the amortization of Capitalized Lease Costs. FFO and Core FFO for the three and twelve months ended September 30, 2015 and 2014 has been presented above reflecting the effects of excluding the amortization of Capitalized Lease Costs.

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the twelve months ended September 30, 2015 and 2014:

	Twelve Months Ended
	9/302015	9/30/2015

Operating Activities	$38,062,000	$34,856,000
Investing Activities	(194,470,000)	(131,810,000)
Financing Activities	148,007,000	105,024,000

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